EXHIBIT 10.15


Compass Bank                           P. O. Box 4444
                                       Houston, Texas  77210-4444
                                       713-499-8945/ Fax 712-499-8659
                                       Toll Free  888-627-8860/ Fax 888-627-8861
                                       www.compassweb.com

                                       International Trade Services



                IRREVOCABLE STANDBY LETTER OF CREDIT NO. S26434Z

PLACE AND DATE OF ISSUE:                DATE AND PLACE OF EXPIRY:
HOUSTON, TEXAS FEBRUARY 13, 2004        FEBRUARY 13, 2005, HOUSTON, TEXAS

APPLICANT:                              ADVISING BANK:
VIPER MOTORCYCLE COMPANY                NOT APPLICABLE
5733 INTERNATIONAL PARKWAY
NEW HOPE, MINNESOTA 55428

BENEFICIARY:                            AMOUNT:  USD100,000.00
GE COMMERCIAL DISTRIBUTION              (ONE HUNDRED THOUSAND AND NO/100 U.S.
FINANCE CORPORATION                     DOLLARS)
655 MARYVILLE CENTRE DRIVE
ST. LOUIS, MISSOURI 63141

GENTLEMEN:

WE HEREBY ESTABLISH OUR IRREVOCABLE STANDBY LETTER OF CREDIT IN YOUR FAVOR AVAILABLE BY BENEFICIARY'S SIGHT DRAFT(S) DRAWN ON COMPASS BANK ACCOMPANIED BY THE ORIGINAL OF THIS LETTER OF CREDIT AND THE FOLLOWING DOCUMENT(S).

1. BENEFICIARY'S SIGNED STATEMENT CERTIFYING THAT (A) VIPER MOTORCYCLE COMPANY IS IN DEFAULT OF ITS OBLIGATIONS TO THE BENEFICIARY UNDER THE TERMS OF A "VENDOR AGREEMENT" EXECUTED BY VIPER MOTORCYCLE COMPANY, AND
         (B) THE AMOUNT OF SAID SIGHT DRAFT DOES NOT EXCEED THE SUM DUE BENEFICIARY UNDER SAID AGREEMENT OR ANY OTHER AGREEMENT BETWEEN BENEFICIARY AND VIPER MOTORCYCLE COMPANY;

         OR

2.       BENEFICIARY'S SIGNED STATEMENT CERTIFYING THAT, ON OR BEFORE THE SIXTY
         (60) DAYS PRIOR TO THE EXPIRATION DATE OF THIS IRREVOCABLE LETTER OF CREDIT, NEITHER (A) HAS THIS IRREVOCABLE LETTER OF CREDIT BEEN EXTENDED FOR A TERM OF NOT LESS THAN TWELVE (12) MONTHS, NOR (B) HAS BENEFICIARY RECEIVED A SUBSTITUTE IRREVOCABLE LETTER OF CREDIT IN AN AMOUNT, FORM, WITH AN EXPIRATION DATE, AND ISSUED BY AN INSTITUTION SATISFACTORY TO BENEFICIARY.

SPECIAL CONDITIONS:

TENDER FOR PARTIAL PAYMENT IS PERMISSIBLE.

DRAFT(S) MUST BE MARKED: "DRAWN UNDER COMPASS BANK LETTER OF CREDIT NO.
S26434Z."

CONTINUED ON PAGE TWO WHICH FORMS AN INTEGRAL PART OF THIS CREDIT.

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PAGE TWO

LETTER OF CREDIT NUMBER S26434Z
DATE:  FEBRUARY 13, 2004

THIS LETTER OF CREDIT IS TRANSFERABLE SUCCESSIVELY IN ITS ENTIRETY UP TO THE THEN AVAILABLE AMOUNT IN FAVOR OF ANY NOMINATED TRANSFEREE, ASSUMING SUCH TRANSFER TO SUCH TRANSFEREE WOULD BE IN COMPLIANCE WITH THE THEN APPLICABLE LAW AND REGULATIONS, INCLUDING BUT NOT LIMITED TO THE REGULATIONS OF THE U.S. DEPARTMENT OF TREASURY AND U.S. DEPARTMENT OF COMMERCE.

THIS IRREVOCABLE STANDBY LETTER OF CREDIT IS TRANSFERABLE ONLY BY COMPASS BANK UPON RECEIPT OF OUR TRANSFER FORM (FORM ATTACHED) AND PAYMENT OF OUR CUSTOMARY TRANSFER FEE OF $200 FROM THE APPLICANT. AT THE TIME OF TRANSFER, THE ORIGINAL LETTER OF CREDIT AND AMANDMENT(S), IF ANY, MUST BE SURRENDERED TO US, AND WE WILL EFFECT SUCH TRANSFER BY MEANS OF AMENDMENT.

WE HEREBY ENGAGE WITH YOU THAT ALL DRAFT(S) DRAWN UNDER AND IN COMPLIANCE WITH ALL THE TERMS AND CONDITIONS OF THIS CREDIT WILL BE DULY HONORED IF DRAWN AND PRESENTED, BY TRACEABLE COURIER OR IN PERSON, FOR PAYMENT BETWEEN THE HOURS OF 8:00 A.M. AND 4:00 P.M. MONDAY THROUGH FRIDAY ON A DAY WHEN THE INTERNATIONAL TRADE SERVICES IS OPEN FOR BUSINESS AT 24 GREENWAY PLAZA, INTERNATIONAL TRADE SERVICES, SUITE 1601, HOUSTON, TEXAS 77046 ON OR BEFORE THE EXPIRATION OF THIS LETTER OF CREDIT.

THIS CREDIT IS SUBJECT TO INTERNATIONAL STANDBY PRACTICES, ISP98, AS PUBLISHED BY THE INSTITUTE OF INTERNATIONAL BANKING LAW & practice, bearing international chamber of commerce (icc) publication no. 590.

         /s/ DIANE MCGIFFIN
--------------------------------------------
DIANE MCGIFFIN/VICE PRESIDENT